Exhibit 99.3

Second Quarter 2014

Supplemental Information Package

American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Table of Contents

Summary
Financial and Operating Highlights	3
Fact Sheet	4
Notes to Fact Sheet	5

Earnings
Quarterly Consolidated Statements of Operations	6
Funds from Operations and Core Funds from Operations	7
Net Operating Income and Core Net Operating Income	9

Property Information
Top 20 Markets Summary	11
Top 20 Markets Home Price Appreciation Trends	12
Leasing Experience	13

Operational Information
Acquisition, Renovation and Leasing Rates	14
Portfolio Footprint Map	15

Other Information
Beazer Rental Homes Portfolio Summary	16
Beazer Rental Homes Portfolio Footprint Map	17

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American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Financial and Operating Highlights

Second Quarter 2014 Highlights

•	Core funds from operations (“Core FFO”) (as defined) for the second quarter of 2014 were $35.3 million or $0.15 per FFO share.

•	Net operating income from leased properties (“NOI”) for the quarter ended June 30, 2014 was $57.1 million, a 19.7% increase from the $47.7 million reported for the first quarter ended March 31, 2014.

•	Total portfolio increased by 1,668 homes to 27,173 as of June 30, 2014 from 25,505 as of March 31, 2014. As of June 30, 2014, the Company had 23,364 leased properties, an increase of 2,698 properties from March 31, 2014.

•	Continued strong occupancy with 94.7% of properties leased that have been previously leased or rent-ready for more than 90 days and total portfolio occupancy of 86.0%.

•	Completed securitization transaction in May 2014, raising gross proceeds of $481 million, with a duration-weighted blended interest rate of LIBOR plus 154 basis points.

•	Subsequent to quarter-end, the Company completed the acquisition of Beazer Pre-Owned Rental Homes, Inc. ("Beazer Rental Homes"). The acquisition added more than 1,300 homes located in markets in Arizona, California, Florida and Nevada to the Company's portfolio. Including the homes acquired from Beazer Rental Homes, the Company acquired over 2,000 single family properties in July 2014, increasing the total portfolio to over 29,200. Leased properties increased by over 2,000 in July, including the leased homes from Beazer Rental Homes, increasing the number of leased homes to nearly 25,500 or approximately 87.0% of the total portfolio.

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American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Fact Sheet

(Amounts in thousands, except share, per share and property information)

(Unaudited)

	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014
Operating Data - for the three months ended
Rents from single-family properties	$17,020	$47,364	$61,843	$73,761	$88,871
Fees from single-family properties	$690	$1,476	$1,409	$1,358	$1,889
Tenant charge-backs	$47	$323	$1,218	$1,890	$3,138
Total revenues from single-family properties	$17,757	$49,163	$64,470	$77,009	$93,898
Total revenues	$18,120	$49,463	$64,890	$77,278	$94,304
Leased property operating expenses	$6,859	$17,579	$24,470	$29,266	$36,790
Net operating income (1)	$10,898	$31,584	$40,000	$47,743	$57,108
Net operating income margin(1)	61.4%	64.2%	62.0%	62.0%	60.8%
Core net operating income margin(1)	61.9%	65.2%	65.0%	64.8%	63.6%
General and administrative expense and
advisory fees as a percentage of total revenues	24.4%	5.5%	5.7%	6.6%	6.0%
Annualized general and administrative expense and
advisory fees as a percentage of total assets	0.51%	0.28%	0.35%	0.45%	0.46%

Selected Balance Sheet Information - at end of period
Single-family properties, net	$3,039,504	$3,530,122	$3,861,422	$4,218,654	$4,483,794
Total assets	$3,482,695	$3,885,261	$4,224,144	$4,524,033	$4,982,557
Outstanding borrowings under credit facility (2)	$670,000	$238,000	$375,000	$671,000	$481,000
Asset-backed securitization	$-	$-	$-	$-	$480,970
Total liabilities	$831,359	$395,968	$573,485	$889,925	$1,216,362
Total equity capitalization (3)	n/a	$3,861,700	$4,101,227	$4,230,122	$4,671,212
Total capitalization (4)	n/a	$4,099,700	$4,476,227	$4,901,122	$5,633,182
NYSE AMH Class A common share closing price	n/a	$16.15	$16.20	$16.71	$17.76

Portfolio Data - at end of period
Leased single-family properties	10,245	14,384	17,328	20,666	23,364
Single-family properties in acquisition process	824	549	731	805	577
Single-family properties being renovated	5,250	3,598	1,732	1,466	1,179
Single-family properties being prepared for re-lease (5)	n/a	n/a	281	508	656
Vacant single-family properties available for lease	2,007	2,736	3,152	2,019	1,361
Single-family properties held for sale	-	-	44	41	36
Total single-family properties	18,326	21,267	23,268	25,505	27,173
Total portfolio occupancy	55.9%	67.6%	74.5%	81.0%	86.0%
Available for rent 30+ days occupancy (6)	89.7%	89.6%	90.1%	92.1%	93.6%
Available for rent 90+ days occupancy (7)	96.7%	96.2%	94.5%	95.1%	94.7%
Quarterly lease renewal rate	68.3%	73.0%	73.4%	71.8%	72.0%

Other Data
Distributions declared per common share	$-	$-	$0.05	$0.05	$0.05
Distributions declared per Series A preferred share	$-	$-	$0.23	$0.31	$0.31
Distributions declared per Series B preferred share	$-	$-	$-	$0.35	$0.31
Distributions declared per Series C preferred share	$-	$-	$-	$-	$0.23

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American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Notes to Fact Sheet

(1)	Refer to Net Operating Income and Core Net Operating Income section for calculation details and related reconciliations to net income / (loss), as determined in accordance with Generally Accepted Accounting Principles.
(2)	Our credit facility provides for borrowing capacity of up to $800 million and bears interest at 30 day LIBOR plus 2.75% (3.125% beginning in March 2017). Borrowings are available until March 2015, which may be extended for an additional year subject to the satisfaction of certain financial covenant tests. Upon expiration of the credit facility period, any outstanding borrowings will convert to a term loan through September 30, 2018.
(3)	Total equity capitalization includes common and preferred shares outstanding at the end of respective period and 13,787,292 Class A units, 31,085,974 Series C units, 4,375,000 Series D units and 4,375,000 Series E units.
(4)	Total capitalization includes equity capitalization, principal balance on asset-backed securitization and borrowings outstanding under our credit facility at end of respective period.
(5)	Single-family properties being prepared for re-lease not measured as of June 30, 2013 and September 30, 2013 due to insignificant number of properties in turn-over process during such periods.
(6)	Available for rent 30+ days occupancy is calculated at the end of each respective period as the number of leased properties divided by the number of leased properties after we have completed initial renovations or are available for rent for a period of greater than 30 days.
(7)	Available for rent 90+ days occupancy is calculated at the end of each respective period as the number of leased properties divided by the number of leased properties after we have completed initial renovations or are available for rent for a period of greater than 90 days.

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American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Quarterly Consolidated Statements of Operations

(Amounts in thousands, except share and per share information)

(Unaudited)

	For the Three Months Ended
	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014
Revenues:
Rents from single-family properties	$17,020	$47,364	$61,843	$73,761	$88,871
Fees from single-family properties	690	1,476	1,409	1,358	1,889
Tenant charge-backs	47	323	1,218	1,890	3,138
Other	363	300	420	269	406
Total revenues	18,120	49,463	64,890	77,278	94,304

Expenses:
Property operating expenses
Leased single-family properties	6,859	17,579	24,470	29,266	36,790
Vacant single-family properties and other	4,391	7,873	8,348	9,043	6,351
General and administrative expense	811	2,742	3,667	5,074	5,703
Advisory fees	3,610	-	-	-	-
Interest expense	-	-	-	1,502	3,888
Noncash share-based compensation expense	279	153	473	532	612
Acquisition fees and costs expensed	2,099	496	814	452	919
Depreciation and amortization	10,879	24,043	33,160	35,131	38,325
Total expenses	28,928	52,886	70,932	81,000	92,588

Gain on remeasurement of equity method investment	10,945	-	-	-	-
Remeasurement of Series E units	-	(438)	(1,619)	(2,756)	(4,944)
Remeasurement of Preferred shares	-	-	(1,810)	(457)	(141)

Income / (loss) from continuing operations	137	(3,861)	(9,471)	(6,935)	(3,369)

Discontinued operations
Gain on disposition of single-family properties	904	-	-	-	-
Income from discontinued operations	82	-	-	-	-
Total income from discontinued operations	986	-	-	-	-

Net income / (loss)	1,123	(3,861)	(9,471)	(6,935)	(3,369)

Noncontrolling interest	4,664	3,798	3,888	3,620	4,212
Dividends on preferred shares	-	-	1,160	3,121	4,669
Conversion of preferred units	10,456	-	-	-	-

Net loss attributable to common shareholders	$(13,997)	$(7,659)	$(14,519)	$(13,676)	$(12,250)

Weighted average shares outstanding - basic and diluted	95,971,706	162,725,150	185,499,066	185,504,294	185,515,651

Net loss per share - basic and diluted:
Loss from continuing operations	$(0.16)	$(0.05)	$(0.08)	$(0.07)	$(0.07)
Discontinued operations	0.01	-	-	-	-
Net loss attributable to common shareholders
per share - basic and diluted	$(0.15)	$(0.05)	$(0.08)	$(0.07)	$(0.07)

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American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Funds from Operations and Core Funds from Operations

(Amounts in thousands, except share and per share information)

(Unaudited)

The following is a reconciliation of net loss attributable to common shareholders, determined in accordance with Generally Accepted Accounting Principles (“GAAP”), to FFO and Core FFO for the three months ended September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014 (amounts in thousands, except share and per share information):

	For the Three Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,
	2013	2013	2014	2014
Net loss attributable to common shareholders	$(7,659)	$(14,519)	$(13,676)	$(12,250)
Adjustments:
Noncontrolling interests in the Operating Partnership	4,028	3,718	3,715	4,140
Depreciation and amortization of real estate assets	23,211	31,702	33,827	36,793
Funds from operations	$19,580	$20,901	$23,866	$28,683
Adjustments:
Acquisition fees and costs expensed	496	814	452	919
Noncash share-based compensation expense	153	473	532	612
Remeasurement of Series E units	438	1,619	2,756	4,944
Remeasurement of Preferred shares	-	1,810	457	141
Core funds from operations	$20,667	$25,617	$28,063	$35,299
Weighted average number of FFO shares (1)	216,348,416	239,122,332	239,127,560	239,138,917
FFO per weighted average FFO share	$0.09	$0.09	$0.10	$0.12
Core FFO per weighted average FFO share	$0.10	$0.11	$0.12	$0.15

(1)	Includes quarterly weighted average common shares outstanding and assumes full conversion of all Operating Partnership units outstanding, including 13,787,292 Class A units, 31,085,974 Series C units, 4,375,000 Series D units and 4,375,000 Series E units.

FFO is a non-GAAP measure that we calculate in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Core FFO is a non-GAAP financial measure that we use as a supplemental measure of our performance. We compute Core FFO by adjusting FFO for (1) acquisition fees and costs expensed incurred with recent business combinations and the acquisition of properties with existing leases, (2) noncash share-based compensation expense and (3) noncash fair value adjustments associated with remeasuring our Series E units liability and Preferred shares derivative liability to fair value.

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American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Funds from Operations and Core Funds from Operations (continued)

We present FFO and FFO per FFO share because we consider FFO to be an important measure of the performance of real estate companies, as do many analysts in evaluating our Company. We believe that FFO is a helpful measure of a REIT’s performance since FFO excludes depreciation, which is included in computing net income and assumes the value of real estate diminishes predictably over time. We believe that real estate values fluctuate due to market conditions and in response to inflation.

We also believe that Core FFO and Core FFO per FFO share are helpful to investors as supplemental measures of the operating performance of our Company as they allow investors to compare our operating performance to prior reporting periods without the effect of certain items that, by nature, are not comparable from period to period.

FFO and Core FFO are not a substitute for net cash flow provided by operating activities or net loss per share, as determined in accordance with GAAP, as a measure of our liquidity, operating performance or ability to pay dividends. FFO and Core FFO also are not necessarily indicative of cash available to fund future cash needs. Because other REITs may not compute FFO and Core FFO in the same manner, FFO and Core FFO may not be comparable among REITs.

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American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Net Operating Income and Core Net Operating Income

(Amounts in thousands)

	For the Three Months Ended
	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014
Net Operating Income
Rents from single-family properties	$17,020	$47,364	$61,843	$73,761	$88,871
Fees from single-family properties	690	1,476	1,409	1,358	1,889
Tenant charge-backs	47	323	1,218	1,890	3,138
Total revenues from single-family properties	17,757	49,163	64,470	77,009	93,898

Leased property operating expenses	6,859	17,579	24,470	29,266	36,790

Net operating income	$10,898	$31,584	$40,000	$47,743	$57,108
Net operating income margin	61.4%	64.2%	62.0%	62.0%	60.8%

Core Net Operating Income
Rents from single-family properties	$17,020	$47,364	$61,843	$73,761	$88,871
Fees from single-family properties	690	1,476	1,409	1,358	1,889
Bad debt expense	(100)	(417)	(1,748)	(1,423)	(962)
Core revenues from single-family properties	17,610	48,423	61,504	73,696	89,798

Leased property operating expenses	6,859	17,579	24,470	29,266	36,790
Expenses reimbursed by tenant charge-backs	(47)	(323)	(1,218)	(1,890)	(3,138)
Bad debt expense	(100)	(417)	(1,748)	(1,423)	(962)
Core property operating expenses	6,712	16,839	21,504	25,953	32,690

Core net operating income	$10,898	$31,584	$40,000	$47,743	$57,108
Core net operating income margin	61.9%	65.2%	65.0%	64.8%	63.6%

NOI is a supplemental non-GAAP financial measure that we define as rents and fees from single-family properties and tenant charge-backs, less property operating expenses for leased single-family properties. Core NOI is also a supplemental non-GAAP financial measure that we define as rents and fees from single-family properties, net of bad debt expense, less property operating expenses for leased single-family properties, excluding expenses reimbursed by tenant charge-backs and bad debt expense.

NOI and Core NOI also exclude income from discontinued operations, remeasurement of preferred shares, remeasurement of Series E units, gain on remeasurement of equity method investment, depreciation and amortization, acquisition fees and costs expensed, noncash share-based compensation expense, interest expense, advisory fees, general and administrative expense, property operating expenses for vacant single-family properties and other and other revenues.

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American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Net Operating Income and Core Net Operating Income (continued)

(Amounts in thousands)

We consider NOI to be a meaningful financial measure because we believe it is helpful to investors in understanding the operating performance of our leased single-family properties. Additionally, we believe Core NOI is helpful to our investors as it better reflects the operating margin performance of our leased single-family properties and excludes the impact of certain operating expenses that are reimbursed through tenant charge-backs.

NOI and Core NOI should be considered only as supplements to net income / (loss) as measures of our performance. NOI and Core NOI should not be used as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI and Core NOI also should not be used as substitutes for net income / (loss) or net cash flows from operating activities (as computed in accordance with GAAP).

The following is a reconciliation of NOI and Core NOI to net income / (loss) determined in accordance with GAAP:

	For the Three Months Ended
	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014
Net income / (loss)	$1,123	$(3,861)	$(9,471)	$(6,935)	$(3,369)
Income from discontinued operations	(986)	-	-	-	-
Remeasurement of Preferred shares	-	-	1,810	457	141
Remeasurement of Series E units	-	438	1,619	2,756	4,944
Gain on remeasurement of equity method investment	(10,945)	-	-	-	-
Depreciation and amortization	10,879	24,043	33,160	35,131	38,325
Acquisitions fees and costs expensed	2,099	496	814	452	919
Noncash share-based compensation expense	279	153	473	532	612
Interest expense	-	-	-	1,502	3,888
Advisory fees	3,610	-	-	-	-
General and administrative expense	811	2,742	3,667	5,074	5,703
Property operating expenses for vacant
single-family properties and other	4,391	7,873	8,348	9,043	6,351
Other revenues	(363)	(300)	(420)	(269)	(406)
Net operating income	$10,898	$31,584	$40,000	$47,743	$57,108
Tenant charge-backs	47	323	1,218	1,890	3,138
Expenses reimbursed by tenant charge-backs	(47)	(323)	(1,218)	(1,890)	(3,138)
Bad debt expense excluded from operating expenses	100	417	1,748	1,423	962
Bad debt expense included in revenues	(100)	(417)	(1,748)	(1,423)	(962)
Core net operating income	$10,898	$31,584	$40,000	$47,743	$57,108

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American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Top 20 Markets Summary

The table below summarizes certain information with respect to our top 20 markets as of June 30, 2014:

Market	Number of Properties	Percentage of Total Properties	Gross Book Value ($ millions)	Percentage of Gross Book Value	Gross Book Value per Property	Average Sq. Ft.	Avg. Age (years)	Leased Properties	Occupancy Percentage
Dallas-Fort Worth,TX	2,493	9.2%	$394.6	8.6%	$158,265	2,148	10.7	2,268	91.0%
Indianapolis, IN	2,364	8.7%	351.5	7.6%	148,706	1,916	11.9	1,971	83.4%
Greater Chicago area, IL and IN	1,723	6.3%	282.1	6.1%	163,751	1,886	12.8	1,363	79.1%
Atlanta, GA	1,655	6.1%	275.0	6.0%	166,142	2,142	13.5	1,456	88.0%
Cincinnati, OH	1,546	5.7%	265.6	5.8%	171,779	1,847	13.5	1,159	75.0%
Houston, TX	1,489	5.5%	257.6	5.6%	172,969	2,272	10.0	1,250	83.9%
Charlotte, NC	1,390	5.1%	234.1	5.1%	168,443	1,977	11.1	1,200	86.3%
Jacksonville, FL	1,153	4.2%	170.6	3.7%	147,998	1,922	10.3	970	84.1%
Nashville, TN	1,145	4.2%	234.3	5.1%	204,653	2,203	9.9	1,038	90.7%
Raleigh, NC	1,000	3.7%	177.8	3.9%	177,842	1,897	10.2	876	87.6%
Phoenix, AZ	962	3.5%	148.4	3.2%	154,229	1,811	11.8	878	91.3%
Columbus, OH	955	3.5%	142.6	3.1%	149,300	1,833	13.1	817	85.5%
Tampa, FL	900	3.3%	174.6	3.8%	194,012	2,047	10.9	786	87.3%
Salt Lake City, UT	765	2.8%	166.8	3.6%	218,076	2,185	12.7	697	91.1%
Las Vegas, NV	715	2.6%	123.6	2.7%	172,935	1,846	12.5	691	96.6%
Orlando, FL	681	2.5%	113.6	2.5%	166,782	1,932	13.1	605	88.8%
Austin, TX	528	1.9%	75.5	1.6%	142,965	1,869	10.2	389	73.7%
San Antonio, TX	439	1.6%	65.0	1.4%	148,090	2,024	9.8	366	83.4%
Greensboro, NC	433	1.6%	72.8	1.6%	168,196	1,935	10.5	388	89.6%
Greenville, SC	417	1.5%	69.8	1.5%	167,418	1,913	11.0	380	91.1%
All Other (2)	4,420	16.3%	814.7	17.7%	184,314	1,823	10.8	3,816	86.3%
Total / Average	27,173	100.0%	$4,610.7	100.0%	$169,679	1,969	11.5	23,364	86.0	%(1)

(1)	As of July 31, 2014, our total portfolio, number of leased homes and total portfolio occupancy have increased to over 29,200 homes, nearly 25,500 homes and approximately 87.0%, respectively.
(2)	Represents 21 markets in 15 states.

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Supplemental Information Package

Second Quarter 2014

Top 20 Markets Home Price Appreciation Trends

		HPA Index (1)
Market	Relative Weighting of Top 20 Markets (2)	Dec 31, 2012 (3)	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	HPA Index Appreciation
Dallas-Fort Worth, TX (4)	9.507%	100.0	100.7	105.8	107.2	108.6	109.2	9.2%
Indianapolis, IN	8.880%	100.0	104.1	107.9	110.9	107.5	108.1	8.1%
Greater Chicago area, IL and IN	7.679%	100.0	101.2	109.8	110.8	111.3	107.8	7.8%
Atlanta, GA	7.545%	100.0	103.9	111.1	114.1	114.9	119.2	19.2%
Nashville, TN	6.390%	100.0	102.3	107.1	108.1	110.4	110.9	10.9%
Houston, TX	6.312%	100.0	101.9	107.2	108.5	110.7	113.7	13.7%
Cincinnati, OH	6.119%	100.0	100.0	105.6	108.0	105.3	106.2	6.2%
Salt Lake City, UT	5.495%	100.0	104.3	109.6	110.1	109.1	110.1	10.1%
Tampa, FL	5.361%	100.0	99.9	107.5	110.5	112.0	113.5	13.5%
Charlotte, NC	5.354%	100.0	105.2	109.7	113.1	114.0	109.2	9.2%
Phoenix, AZ	5.270%	100.0	102.5	110.5	115.4	117.3	119.4	19.4%
Jacksonville, FL	4.776%	100.0	107.9	110.8	111.7	113.3	111.2	11.2%
Las Vegas, NV	4.371%	100.0	102.2	111.5	121.5	124.4	130.4	30.4%
Raleigh, NC	4.040%	100.0	103.2	105.7	107.4	106.5	108.8	8.8%
Columbus, OH	3.167%	100.0	102.4	107.7	111.8	109.3	110.7	10.7%
Orlando, FL	3.036%	100.0	100.0	107.7	110.2	110.3	111.3	11.3%
Tucson, AZ	1.867%	100.0	98.4	102.5	106.3	108.8	106.8	6.8%
Greensboro, NC	1.789%	100.0	102.6	104.7	105.2	103.1	104.0	4.0%
Austin, TX	1.550%	100.0	101.5	109.1	110.8	110.2	114.3	14.3%
San Antonio, TX	1.490%	100.0	99.0	100.3	100.9	100.4	104.3	4.3%
Total / weighted average	100.0%							11.8%

(1)	HPA Index reflects the House Price Index of the Federal Housing Finance Agency (“FHFA”), known as the Quarterly Purchase-Only Index, specifically the non-seasonally adjusted “Purchase-Only Index” for the “100 Largest Metropolitan Statistical Areas.” Updates to the Quarterly Purchase-Only Index are released by the FHFA on approximately the 20th day of the second month following quarter-end. Accordingly, information in the above table has been presented through March 31, 2014, as the second quarter 2014 Quarterly Purchase-Only Index will not be available until approximately the week of August 20, 2014.
(2)	Relative weighting of top 20 markets based on properties as of September 30, 2013, consistent with relative weighting used for purposes of computing the “HPA Factor” for our 5% Series A participating preferred shares, 5% Series B participating preferred shares and 5.5% Series C participating preferred shares as described in the prospectuses for those securities.
(3)	For the illustrative purposes of this table, the HPA Index has been indexed as of December 31, 2012 and, as such, a baseline index value of 100.0 has been assigned to each market as of such date. The HPA Index values with respect to the other periods presented are relative measures calculated in relation to the baseline index value.
(4)	Our Dallas-Fort Worth, TX market is comprised of the Dallas-Plano-Irving and Fort Worth-Arlington Metropolitan Divisions, with each division being given equal weighting for purposes of determining the HPA Index.

12

American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Leasing Experience

The table below summarizes our leasing experience through June 30, 2014:

Market	Leased (1)	Available for Rent 30+ Days (2)	Available for Rent 90+ Days (3)	30+ Days Occupancy % (4)	90+ Days Occupancy %(5)	Average Annual Scheduled Rent Per Property
Dallas-Fort Worth, TX	2,218	2,299	2,289	96.5%	96.9%	$17,734
Indianapolis, IN	1,963	2,172	2,109	90.4%	93.1%	15,142
Atlanta, GA	1,428	1,513	1,507	94.4%	94.8%	15,955
Greater Chicago area, IL and IN	1,338	1,433	1,407	93.4%	95.1%	19,504
Houston, TX	1,201	1,263	1,249	95.1%	96.2%	18,718
Charlotte, NC	1,196	1,237	1,228	96.7%	97.4%	15,957
Cincinnati, OH	1,148	1,346	1,271	85.3%	90.3%	16,953
Nashville, TN	1,011	1,064	1,062	95.0%	95.2%	18,086
Jacksonville, FL	936	1,020	1,013	91.8%	92.4%	15,505
Raleigh, NC	868	926	918	93.7%	94.6%	16,039
All Other (6)	9,653	10,269	10,189	94.0%	94.7%	16,398
Total / Average	22,960	24,542	24,242	93.6%	94.7%	$16,720

(1)	Includes leases on properties for which we have completed renovations and excludes leases with tenants existing at the date of acquisition.
(2)	Available for Rent 30+ Days represents the number of properties that have been leased after we have completed renovations or are available for rent (i.e., “rent-ready”) for a period of greater than 30 days.
(3)	Available for Rent 90+ Days represents the number of properties that have been leased after we have completed renovations or are available for rent (i.e., “rent-ready”) for a period of greater than 90 days.
(4)	Occupancy percentage is computed by dividing the number of leased properties by the number of properties available for rent 30+ days from the date of completing initial renovations (i.e., occupancy percentage is net of vacancy associated with properties in turn).
(5)	Occupancy percentage is computed by dividing the number of leased properties by the number of properties available for rent 90+ days from the date of completing initial renovations (i.e., occupancy percentage is net of vacancy associated with properties in turn).
(6)	Represents 31 markets in 19 states.

13

American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Acquisition, Renovation and Leasing Rates

“Rent Ready” includes properties for which initial construction has been completed during each quarter

“Leases Signed” includes the number of initial leases signed each quarter (includes Pre-Existing Leases)

14

American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Portfolio Footprint Map

All properties in all markets are managed by AMH personnel.

WA
OR
ID
NV
UT
CA
CO
AZ
NM
TX
OK
WI
IL
IN
OH
KY
TN
NC
SC
GA
MS
FL
Corporate & Property Management Headquarters
Property Management Offices
AMH State Presence

15

American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Beazer Rental Homes Portfolio Summary

Beazer Rental Homes
1,372 homes owned	27,173 homes owned (3,551 in overlap markets)
7 markets	41 markets
4 states	22 states
Average property age of 10.0 years	Average property age of 11.5 years
Average square foot of 1,934 per home	Average square foot of 1,969 per home
Average monthly rent of $1,349	Average monthly rent of $1,393
Average rent / sf of $0.70	Average rent / sf of $0.71
90% + leased	86% leased (91% in overlap markets)

16

American Homes 4 Rent

Supplemental Information Package

Second Quarter 2014

Beazer Rental Homes Portfolio Footprint Map

No Cal
30
77
No Cal
107
So Cal
125
185
So Cal
310
192
715
Las Vegas
907
358
962
Phoenix
1,320
488
900
Tampa
1,388
179
712
Orlando/
Fort Myers
891
BPRH
AH4R
Total Homes

17